LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED FEBRUARY 4, 2016

TO THE SUMMARY PROSPECTUS, PROSPECTUS

AND STATEMENT OF ADDITIONAL INFORMATION,

EACH DATED FEBRUARY 1, 2016, OF

QS LEGG MASON STRATEGIC REAL RETURN FUND

The following information supplements the Summary Prospectus, Prospectus and Statement of Additional Information of the fund:

Effective April 1, 2016, QS Investors, LLC (“QS Investors”) will replace QS Legg Mason Global Asset Allocation, LLC (“QS LMGAA”) and QS Batterymarch Financial Management, Inc. (“QS Batterymarch”) as the adviser and a subadviser to the fund. The same portfolio managers will continue to serve the fund. QS Investors, QS LMGAA and QS Batterymarch are wholly-owned subsidiaries of Legg Mason, Inc. As of December 31, 2015, QS Investors had assets under management of approximately $23.7 billion, representing the combined assets of QS Investors, QS Batterymarch and QS LMGAA. QS Batterymarch and QS LMGAA will be combined with QS Investors as of April 1, 2016.

Legg Mason Partners Fund Advisor, LLC will remain the fund’s investment manager, and ClearBridge Investments, LLC, Western Asset Management Company, Western Asset Management Company Limited and Western Asset Management Company Ltd. will remain subadvisers to the fund.

Effective April 1, 2016, the fund’s name will change to QS Strategic Real Return Fund.

Please retain this supplement for future reference.

QSIN231972